SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Salem Street Trust

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on May 12, 2015

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at [            ]

FIDELITY SALEM STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on May 12, 2015 at 2:00 p.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (each, a fund, and collectively, the funds). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

(1)	For each fund, to elect a Board of Trustees.

(2)	For Money Market Portfolio (Select Money Market) only, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Select Money Market to Fidelity® Money Market Fund (Fidelity Money Market) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities, in complete liquidation of Money Market Portfolio.

(3)	For Fidelity Investment Grade Bond Fund and Spartan U.S. Bond Index Fund only, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide crimes or crimes against humanity.

The Board of Trustees has fixed the close of business on March 16, 2015 as the record date for the determination of the shareholders of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees, SCOTT C. GOEBEL, Secretary

March 16, 2015

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

EACH

SERIES OF

FIDELITY SALEM STREET TRUST

LISTED IN APPENDIX A

FIDELITY® MONEY MARKET FUND

A SERIES OF

FIDELITY HEREFORD STREET TRUST

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-877-208-0098 (Advisor Classes)

1-800-544-8544 (Other than Advisor Classes)

PROXY STATEMENT AND PROSPECTUS

MARCH 16, 2015

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Fidelity Salem Street Trust (Salem Street or the trust), in connection with a solicitation of proxies made by, and on behalf of, Salem Street’s Board of Trustees to be used at the Special Meeting of Shareholders of the trust, and at any adjournments thereof (the Meeting). Appendix A contains a list of the funds in the trust (each, a fund, and collectively, the funds). The Special Meeting is to be held on May 12, 2015 at 2:00 p.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of Salem Street and Fidelity Management & Research Company (FMR or the Adviser), each fund’s manager.

As more fully described in the Proxy Statement, shareholders are being asked to consider and vote on the following proposals.

Proposal Number	Proposal Description	Applicable Fund	Page
1	To elect a Board of Trustees.	All funds of the trust	1

2	To approve an Agreement and Plan of Reorganization (Agreement) providing for the transfer of all of the assets of Money Market Portfolio (Select Money Market) to Fidelity® Money Market Fund (Fidelity Money Market), a series of Fidelity Hereford Street Trust (Hereford Street) in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities, in complete liquidation of Select Money Market (the Reorganization).	Select Money Market	10

3.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity Investment Grade Bond Fund Spartan U.S. Bond Index Fund	22

If Proposal 2 is approved by the fund’s shareholders and the Reorganization occurs, each shareholder of Select Money Market will become a shareholder of Fidelity Money Market. Select Money Market will transfer all of its assets to Fidelity Money Market in exchange solely for Premium Class shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities in complete liquidation of Select Money Market. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on or about November 6, 2015, or such other time and date as the parties may agree (the Closing Date).

Fidelity Money Market, a money market fund, is a diversified series of Hereford Street, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Fidelity Money Market seeks as high a level of current income as is consistent with preservation of capital and liquidity. Fidelity Money Market seeks to achieve its investment objective by investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.

The principal business address of FMR, each fund’s investment adviser and administrator, and Fidelity Investments Money Management, Inc. (FIMM), each fund’s sub-adviser, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy cards on or about March 16, 2015. For more detailed information about the solicitation with respect to each Proposal, please refer to the “Other Information About the Funds - Voting Information” section of this Proxy Statement. The Proxy Statement sets forth concisely the information about the Proposals that you should know before voting on the Proposals. Please read it carefully and keep it for future reference.

Solely for purposes of Proposal 2, the following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference, which means they are part of this Proxy Statement for legal purposes:

(i)	the Statement of Additional Information dated March 16, 2015, relating to this Proxy Statement;

(ii)	the Prospectus for Fidelity Money Market dated June 28, 2014, as supplemented, a copy of which accompanies this Proxy Statement (as applicable);

(iii)	the Statement of Additional Information for Fidelity Money Market dated June 28, 2014, as supplemented;

(iv)	the Semiannual Report for Fidelity Money Market for the fiscal period ended October 31, 2014;

(v)	the Prospectus for Select Money Market dated April 29, 2014, as supplemented;

(vi)	the Statement of Additional Information for Select Money Market dated April 29, 2014, as supplemented; and

(vii)	the Semiannual Report for Select Money Market for the fiscal period ended August 31, 2014.

You can obtain free copies of each of the funds’ current Prospectuses, Statements of Additional Information, or annual or semiannual reports without charge by contacting Salem Street or Hereford Street at FDC, 245 Summer Street, Boston, Massachusetts 02210, by calling 1-800-544-8544, or by visiting www.fidelity.com.

Salem Street and Hereford Street are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, the SEC’s Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022, and the SEC’s Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC’s web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

PROPOSAL 1 (ALL FUNDS)

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. As of December 31, 2014, except for Elizabeth S. Acton, James C. Curvey, and John Engler, each of the nominees oversees 233 funds. Ms. Acton and Mr. Engler each oversee 215 funds, and Mr. Curvey oversees 406 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

James C. Curvey (1935)

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC, President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.
**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

John Engler (1948)

Mr. Engler also serves as Trustee or Member of the Advisory Board of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors/trustees for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products) (2003-present), K12 Inc. (technology-based education company) (2012-present), and the Annie E. Casey Foundation (2004-present). Previously, Mr. Engler served as a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011) and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

*	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

[As of December 31, 2014, the nominees, Trustees and officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

During the period February 1, 2013 through December 31, 2014, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each fund’s Board is currently composed of two interested and eight Independent Trustees. See Appendix C for the number of meetings the Board held during each fund’s last fiscal year. See Appendix B for each fund’s fiscal year end. Following the election, it is expected each fund’s Board will include two interested Trustees and eight Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of December 31, 2014 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix D.

Trustee compensation information for each fund of the current Board is included in Appendix E.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds and other Boards oversee Fidelity’s equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees. See Appendix C for the number of meetings each standing committee held during each fund’s last fiscal year. See Appendix B for each fund’s fiscal year end.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’

service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers’ internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC).

The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte) has been selected as the independent registered public accounting firm for each of the funds, as indicated in Appendix F. PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, have each confirmed to the trust’s Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relate directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by fund audit firms to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are not required to be approved, but are reported to the Audit Committee annually.

The trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte in their audit of the funds taking into account representations from PwC and Deloitte, in accordance with Public Company Accounting Oversight Board rules, regarding the independence of each from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

The fees billed by PwC and Deloitte for services rendered to each fund during each fund’s last two fiscal years are provided in Appendix F. Each fund’s fiscal year end is provided in Appendix B.

The fees billed by PwC and Deloitte during each fund’s last two fiscal years that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds are shown in Appendix F, which also indicates each fund’s independent registered public accounting firm.

The aggregate non-audit fees billed by PwC and Deloitte for services rendered to the funds and any Fund Service Provider for each fund’s last two fiscal years are also shown in Appendix F.

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the “de minimis” exception during each of the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Elizabeth Paige Baumann, Marc Bryant, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Chris Maher, Nancy D. Prior, Kenneth B. Robins, Stephen Sadoski, Stacie M. Smith, Renee Stagnone, Michael H. Whitaker, and Joseph F. Zambello. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)

Year of Election or Appointment: 2013

Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR’s Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Nancy D. Prior (1967)

Year of Election or Appointment: 2012

Vice President of Fidelity’s Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Fixed Income (2014-present), Vice Chairman of Pyramis Global Advisors, LLC (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President, Money Market Group of FMR (2011-2014), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2009

Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2013

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Michael H. Whitaker (1967)

Year of Election or Appointment: 2008

Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR’s Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2 (SELECT MONEY MARKET ONLY)

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELECT MONEY MARKET AND FIDELITY MONEY MARKET

SYNOPSIS

The following is a summary of certain information contained elsewhere in the description of this Proposal 2 in this Proxy Statement, in the Agreement, and/or in the Prospectuses and Statements of Additional Information of Select Money Market and Fidelity Money Market, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Money Market carefully for more complete information.

Certain arrangements described herein, including without limitation, the establishment of Premium Class, are not currently in effect for Fidelity Money Market, but rather are expected to become effective prior to consummation of the Reorganization.

What proposal am I being asked to vote on?

As more fully described in the “Proposed Transaction” below, shareholders of Select Money Market are being asked to approve the Agreement relating to the proposed acquisition of Select Money Market by Fidelity Money Market.

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Select Money Market will become a shareholder of Fidelity Money Market instead. Select Money Market will transfer all of its assets to Fidelity Money Market in exchange solely for shares of beneficial interest of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities in complete liquidation of Select Money Market. Each shareholder of Select Money Market will receive Premium Class shares of Fidelity Money Market. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction - Agreement and Plan of Reorganization.”

Has the Board of Trustees approved the proposal?

Yes. The fund’s Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

What are the reasons for the proposal?

The fund’s Board of Trustees, including all of the Independent Trustees, recommends that the shareholders of Select Money Market approve the Agreement, which provides for the merger of their fund into Fidelity Money Market. This proposal is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs. By merging Select Money Market into Fidelity Money Market, the Reorganization will enable Select Money Market shareholders to pursue a substantially similar investment objective and the same investment strategies in a larger combined fund with identical total expenses.

The Board of Trustees considered the following factors, among others, in determining to recommend that shareholders vote in favor of the Reorganization by approving the Agreement:

•	The fee structure of the new Premium Class that Select Money Market shareholders will receive and the fact that the total expense ratio of Premium Class will be capped at the same level as the current total expense ratio of Select Money Market (which cap cannot be increased or removed for a period of three years following the Reorganization without approval by the Board of Trustees).

•	The Agreement contains provisions designed to protect shareholders from dilution.

•	The Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

For more information, please refer to the section entitled “The Proposed Transaction - Reasons for the Reorganization.”

How will you determine the number of shares of Fidelity Money Market that I will receive?

As provided in the Agreement, Select Money Market will distribute shares of Fidelity Money Market to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity Money Market equal to the number of shares of Select Money Market held by such shareholder on the Closing Date.

For more information, please refer to the section entitled “The Proposed Transaction - Agreement and Plan of Reorganization.”

What class of shares of Fidelity Money Market will I receive?

Holders of shares of Select Money Market will receive Premium Class shares of Fidelity Money Market. Premium Class shares of Fidelity Money Market are being created to facilitate the Reorganization.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Select Money Market or Fidelity Money Market or to the shareholders of either fund.

For more information, please refer to the section entitled “The Proposed Transaction - Federal Income Tax Considerations.”

How do the funds’ investment objectives, strategies, policies, and limitations compare?

Although the funds have substantially similar investment objectives and the same principal investment strategies, there are some differences in the investment objectives of which you should be aware. The following compares the investment objectives and principal investment strategies of Select Money Market and Fidelity Money Market:

Select Money Market	Fidelity Money Market
Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)

Select Money Market seeks to provide high current income, consistent with preservation of capital and liquidity.	Fidelity Money Market seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies	Principal Investment Strategies

Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.	Same principal strategy.

Potentially entering into reverse repurchase agreements.	Same principal strategy.

Investing more than 25% of total assets in the financial services industries.	Same principal strategy.

Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.	Same principal strategy.

For a comparison of the principal risks associated with the funds’ principal investment strategies, please refer to the section entitled “Comparison of Principal Risk Factors.”

Although the funds have similar fundamental and non-fundamental investment policies and limitations, there are some differences of which you should be aware. The following summarizes the investment policy and limitation differences between Select Money Market and Fidelity Money Market:

Select Money Market	Fidelity Money Market
Fundamental policies and limitations (subject to change only by shareholder vote)	Fundamental policies and limitations (subject to change only by shareholder vote)

No corresponding policy or limitation.	Short Sales. The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

No corresponding policy or limitation.	Margin Purchases. The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that payment of initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Commodities. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.	Commodities. The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts).

Investing for Control or Management. The fund may not invest in companies for the purpose of exercising control or management.	No corresponding policy or limitation.

Non-Fundamental Policies and Limitations	Non-Fundamental Policies and Limitations

Short Sales. The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.	No corresponding policy or limitation.

Margin Purchases. The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.	No corresponding policy or limitation.

Commodities. The fund does not currently intend to purchase physical commodities or purchase or sell futures contracts based on physical commodities.	No corresponding policy or limitation.

Except as noted above, the funds have the same fundamental and non-fundamental investment policies and limitations.

For more information about the funds’ investment objectives, strategies, policies, and limitations, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Fidelity Money Market.

How do the funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Select Money Market and Fidelity Money Market:

Management of the Funds

The introductory section to this Proxy Statement provides the principal business address of FMR, each fund’s investment adviser and administrator and FIMM, a sub-adviser to the funds.

As the manager, FMR has overall responsibility for directing the funds’ investments and handling their business affairs. As of December 31, 2013, FMR had approximately $881.7 million in discretionary assets under management, and approximately $1.94 trillion when combined with all of its affiliates’ assets under management.

FIMM serves as sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for the funds. As of December 31, 2013, FIMM had approximately $603.0 billion in discretionary assets under management.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited (FMR Japan) (formerly Fidelity Management & Research (Japan) Inc.), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the funds.

FMR and each of the sub-advisers are expected to continue serving as manager or sub-adviser of the combined fund after the Reorganization.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Select Money Market pays FMR a monthly management fee that has two components: a group fee and an income-related fee. The group fee rate is based on the monthly average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The income-related fee varies depending on the level of the fund’s monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund’s average net assets throughout the month.

Fidelity Money Market pays FMR a management fee at an annual rate of 0.25% of the fund’s average net assets.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Select Money Market is available in the fund’s annual report for the fiscal period ended October 31, 2014. The basis for the Board of Trustees approving the management contract and sub-advisory agreements for Fidelity Money Market is available in the fund’s annual report for the fiscal period ended October 31, 2014, and will be available in the fund’s Semiannual Report to Shareholders for the fiscal period ended April 30, 2015.

If the Reorganization is approved, the combined fund will retain Fidelity Money Market’s management fee structure.

For more information about fund management, please refer to the “Fund Management” section of the funds’ Prospectuses, and to the “Control of Investment Advisers” and “Management Contracts” sections of the funds’ Statements of Additional Information, each of which is incorporated herein by reference.

Expense Limitation Arrangements

FMR has voluntarily agreed to reimburse Select Money Market to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of its average net assets exceed 1.25%. This arrangement may be discontinued by FMR at any time.

FMR has contractually agreed to limit the total operating expenses of Premium Class of Fidelity Money Market (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), to 0.30% of its average net assets for a period of three years following the Reorganization. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees. As a result of this expense limitation, the Reorganization is expected to have no impact on the total operating expense ratio for Select Fidelity Money Market shareholders beginning on the first business day after the effective date of the Reorganization through June 30, 2019. After June 30, 2019, the expenses of Premium Class of Fidelity Money Market could increase.

For more information about the funds’ fees and operating expenses, please refer to the funds’ Prospectuses, which are incorporated herein by reference, and to “Annual Fund Operating Expenses” below.

If the proposed Reorganization is not approved, the fund will maintain its current expense structure.

Distribution of Fund Shares

The introductory section to this Proxy Statement provides the principal business address of FDC, each fund’s principal underwriter and distribution agent.

Select Money Market has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The fund’s Distribution and Service Plan does not authorize payments by the fund other than those that are to be made to FMR under the fund’s management contract.

If the Reorganization is approved, the Distribution and Service Plan for the combined fund will remain unchanged, as the new Premium Class of Fidelity Money Market will adopt an identical Distribution and Service Plan.

For more information about fund distribution, please refer to the “Fund Distribution” section of the funds’ Prospectuses, and to the “Distribution Services” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

How do the funds’ fees and operating expenses compare, and what are the combined fund’s fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund Operating Expenses

The following tables show the fees and expenses of Select Money Market and Fidelity Money Market for the 12 months ended October 31, 2014, adjusted to reflect current fees for Fidelity Money Market, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization (excluding voluntary reimbursements). Annual fund operating expenses are paid by each fund or class, as applicable.

As shown below, the Reorganization is expected to have no impact on the total operating expenses for shareholders of Select Money Market.

Note: Select Money Market had a voluntary expense cap during the 12 months ended October 31, 2014 (see “Expense Limitation Arrangements” on page 14 for a summary of this arrangement). Expenses of Select Money Market shown in the Annual Fund Operating Expenses table below do not reflect the voluntary expense cap. For the twelve months ended October 31, 2014, total annual operating expenses of Select Money Market were below the voluntary expense cap and as such would have no impact on the expense comparisons below. The voluntary expense cap may be discontinued by FMR at any time.

Shareholder Fees (paid directly from your investment)

	Select Money Market	Premium Class of Fidelity Money Market	Premium Class of Fidelity Money Market Pro Forma Combined
Maximum sales charge (load) on purchases (as a % of offering price)	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Select Money Market	Premium Class of Fidelity Money MarketA		Premium Class of Fidelity Money Market Pro Forma CombinedA
Management fee	0.17%	0.25%		0.25%
Distribution and/or Service (12b-1) fees	None	None		None
Other expenses	0.13%	0.11%		0.11%

Total annual operating expenses	0.30%	0.36%		0.36%
Fee waiver and/or expense reimbursement	None	0.06	%B	0.06	%B

Total annual operating expenses after fee waiver and/or expense reimbursement	0.30%	0.30%		0.30%

A	Based on estimated expenses for the 12 months ended October 31, 2014.

B	FMR has contractually agreed to reimburse Premium Class of Fidelity Money Market to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.30%. These arrangements will remain in effect through June 30, 2019. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return after giving effect to the Reorganization. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Select Money Market	Premium Class of Fidelity Money MarketA	Premium Class of Fidelity Money Market Pro Forma CombinedA

1 year	$31	$31	$31
3 years	$97	$97	$97
5 years	$169	$173	$173
10 years	$381	$427	$427

A	Based on estimated expenses for the 12 months ended October 31, 2014.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

Except as discussed below, the procedures for purchasing shares of the funds are the same. The funds have different investment minimums. Select Money Market has a minimum initial investment amount of $2,500. The investment minimum is $500 for Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts and $200 if purchased through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500). Premium Class of Fidelity Money Market has a minimum initial investment amount of $100,000. The $100,000 minimum investment amount for Premium Class will not apply to shares issued in connection with the Reorganization. Minimums for Premium Class may also be waived for mutual funds, accounts and qualified programs for which FMR or an affiliate serves as investment manager.

The procedures for redeeming shares of the funds are the same. If the Reorganization is approved, the procedures for redeeming shares of the combined fund will remain unchanged.

Select Money Market expects to close to new accounts prior to the Reorganization. Shareholders of Select Money Market as of that date can continue to purchase shares of the fund. Shareholders of Select Money Market may redeem shares of the fund through the Closing Date of the Reorganization.

For more information about the procedures for purchasing and redeeming the funds’ shares, please refer to the “Additional Information about the Purchase and Sale of Shares” section of the funds’ Prospectuses, and to the “Buying, Selling and Exchanging Information” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Do the funds’ exchange privileges differ?

No. The exchange privileges currently offered by each of the corresponding classes of the funds are the same. If the Reorganization is approved, the exchange privilege offered by the combined fund will remain unchanged.

For more information about the funds’ exchange privileges, please refer to the “Exchanging Shares” section of the funds’ Prospectuses, and to the “Buying, Selling, and Exchanging Information” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Do the funds’ dividend and distribution policies differ?

No. The funds’ dividend and distribution policies are the same. If the Reorganization is approved, the dividend and distribution policies of the combined fund will remain unchanged.

On or before the Closing Date, Select Money Market may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

For information about the funds’ dividend and distribution policies, please refer to the “Dividends and Capital Gain Distributions” section of the funds’ Prospectuses, and to the “Distributions and Taxes” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

Who bears the expenses associated with the Reorganization?

Select Money Market will bear the cost of the Reorganization, provided the expenses do not exceed its existing voluntary expense cap. Expenses exceeding the fund’s voluntary expense cap will be paid by FMR. Any transaction costs associated with portfolio adjustments to Select Money Market due to the Reorganization that occur prior to the Closing Date will be borne by the fund notwithstanding its voluntary expense cap.

For more information, please refer to the section entitled “Voting Information - Solicitation of Proxies; Expenses.”

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund’s performance. A fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have substantially similar investment objectives and the same strategies as described above, the funds are subject to substantially similar investment risks.

What risks are associated with an investment in each of the funds?

Each fund is subject to the following principal risks:

Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.

Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.

Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

For more information about the principal risks associated with an investment in the funds, please refer to the “Investment Details” section of the funds’ Prospectuses, and to the “Investment Policies and Limitations” section of the funds’ Statements of Additional Information, each of which is incorporated herein by reference. For more information relating to Premium Class of Fidelity Money Market, please see Attachment 1.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in the performance of each fund’s shares from year to year. Past performance is not an indication of future performance.

Year-by-Year Returns

Select Money Market

During the periods shown in the chart for the fund	Returns	Quarter ended
Highest Quarter Return	1.29%	September 30, 2007
Lowest Quarter Return	0.00%	June 30, 2013

Fidelity Money Market

During the periods shown in the chart for the fund	Returns	Quarter ended
Highest Quarter Return	1.28%	September 30, 2007
Lowest Quarter Return	0.00%	March 31, 2013

Average Annual Returns

Select Money Market

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
	0.02%	0.06%	1.67%

Fidelity Money Market

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
	0.01%	0.01%	1.62%

THE PROPOSED TRANSACTION

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Money Market acquiring as of the Closing Date all of the assets of Select Money Market in exchange solely for shares of Fidelity Money Market and the assumption by Fidelity Money Market of Select Money Market’s liabilities; and (b) the distribution of shares of Fidelity Money Market to the shareholders of Select Money Market as provided for in the Agreement.

The value of Select Money Market’s assets to be acquired by Fidelity Money Market and the amount of its liabilities to be assumed by Fidelity Money Market will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity Money Market’s then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Money Market will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information (Valuation Procedures). If the difference between (i) the net asset value per share of either fund computed using the Valuation Procedures and (ii) the net asset value per share of the same Fund using mark-to-market valuations as set forth in the Fund’s Procedures to Stabilize money Market Fund Net Asset Value per Share Under Rule 2a-7 equals or exceeds $0.0025 as of the Valuation Time, the Closing Date will be postponed until such time as the per share difference is less than $0.0025, unless the Boards of Select Money Market and Fidelity Money Market determine in their discretion to proceed with the Closing on the Closing Date.

As of the Closing Date, Fidelity Money Market will deliver to Select Money Market, and Select Money Market will distribute to its shareholders of record, shares of Fidelity Money Market so that each Select Money Market shareholder will receive the number of full and fractional shares of Fidelity Money Market equal in value to the aggregate net asset value of shares of Select Money Market held by such shareholder on the Closing Date; Select Money Market will be liquidated as soon as practicable thereafter. Each Select Money Market shareholder’s account shall be credited with the respective pro rata number of full and fractional shares of Fidelity Money Market due that shareholder. The net asset value per share of Fidelity Money Market will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder’s interest.

Any transfer taxes payable upon issuance of shares of Fidelity Money Market in a name other than that of the registered holder of the shares on the books of Select Money Market as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Select Money Market is and will continue to be its responsibility up to and including the Closing Date and such later date on which Select Money Market is liquidated.

Select Money Market will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund’s existing voluntary expense cap. Expenses exceeding the fund’s voluntary expense cap will be paid by FMR.

All of the current investments of Select Money Market are permissible investments for Fidelity Money Market. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by the funds and purchase other securities. Any transaction costs associated with portfolio adjustments to Select Money Market and Fidelity Money Market due to the Reorganization that occur prior to the Closing Date will be borne by Select Money Market and Fidelity Money Market, respectively. Any transaction costs associated with portfolio adjustments to Select Money Market and Fidelity Money Market due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity Money Market that occur after the Closing Date will be borne by Fidelity Money Market. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Select Money Market shareholders’ interests may be made subsequent to the Meeting.

Reasons for the Reorganization

This proposal is part of a larger effort by Fidelity to streamline its money market fund offerings and make it easier for investors to select a fund or class that meets their needs. By merging Select Money Market into Fidelity Money Market, the Reorganization will enable Select Money Market shareholders to pursue a substantially similar investment objective and the same investment strategies in a larger combined fund with identical total expenses.

FMR proposed the Reorganization to each fund’s Board of Trustees (the Board) at a meeting of the Boards held on January 14, 2015. In determining whether to approve the Reorganization, each fund’s Board considered a number of factors, including the following:

(1)	the compatibility of the investment objectives, strategies, and policies of the funds;

(2)	the historical performance of the funds;

(3)	the fees and expenses and the relative expense ratios of the funds;

(4)	the potential benefit of the Reorganization to shareholders of the funds;

(5)	the costs to be incurred by each fund as a result of the Reorganization;

(6)	the tax consequences of the Reorganization;

(7)	the relative size of the funds;

(8)	the elimination of duplicative funds; and

(9)	the potential benefit of the Reorganization to FMR and its affiliates.

The Boards also considered the fee structure of the new Premium Class that Select Money Market shareholders will receive and the fact that the total expense ratio of Premium Class will be capped at the same level as the current total expense ratio of Select Money Market (which cap cannot be increased or removed for a period of three years following the Reorganization without approval by the fund’s Board). In addition, Select Money Market will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations relating to the Reorganization.

Each fund’s Board considered that the Agreement contains provisions designed to protect shareholders from dilution.

Each fund’s Board also considered that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Each fund’s Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Holders of shares of Select Money Market will receive Premium Class shares of Fidelity Money Market. Premium Class of Fidelity Money Market is being created to facilitate the Reorganization and will not commence operations until approximately the Closing Date of the Reorganization.

Fidelity Money Market is a series of Hereford Street. The Trustees of Hereford Street are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Fidelity Money Market represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Money Market is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Fidelity Money Market is entitled to one vote for each dollar of net asset value of the fund that shareholder owns, with fractional dollar amounts entitled to a proportionate fractional vote. Shares of Fidelity Money Market have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth in the “Description of the Trust - Shareholder Liability” section of the fund’s Statement of Additional Information, which is incorporated herein by reference.

Hereford Street does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust’s outstanding shares.

For more information about voting rights and dividend rights, please refer to the “Description of the Trust - Voting Rights” and the “Distributions and Taxes” sections, respectively, of Fidelity Money Market’s Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the “Additional Information about the Purchase and Sale of Shares” and the “Exchanging Shares” sections, respectively, of Fidelity Money Market’s Prospectus, which is incorporated herein by reference. For more information on Premium Class of Fidelity Money Market, please see Attachment 1.

Federal Income Tax Considerations

The exchange of Select Money Market’s assets for Fidelity Money Market’s shares and the assumption of the liabilities of Select Money Market by Fidelity Money Market is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code (the Code). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Select Money Market and Fidelity Money Market, substantially to the effect that:

(i) The acquisition by Fidelity Money Market of substantially all of the assets of Select Money Market in exchange solely for Fidelity Money Market shares and the assumption by Fidelity Money Market of all liabilities of Select Money Market followed by the distribution of Fidelity Money Market shares to the Select Money Market shareholders in exchange for their Select Money Market shares in complete liquidation and termination of Select Money Market will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Select Money Market will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity Money Market in exchange solely for Fidelity Money Market shares and the assumption by Fidelity Money Market of all liabilities of Select Money Market;

(iii) Select Money Market will recognize no gain or loss upon the distribution to its shareholders of the Fidelity Money Market shares received by Select Money Market in the Reorganization;

(iv) Fidelity Money Market will recognize no gain or loss upon the receipt of the assets of Select Money Market in exchange solely for Fidelity Money Market shares and the assumption of all liabilities of Select Money Market;

(v) The adjusted basis to Fidelity Money Market of the assets of Select Money Market received by Fidelity Money Market in the Reorganization will be the same as the adjusted basis of those assets in the hands of Select Money Market immediately before the exchange;

(vi) Fidelity Money Market’s holding periods with respect to the assets of Select Money Market that Fidelity Money Market acquires in the Reorganization will include the respective periods for which those assets were held by Select Money Market (except where investment activities of Fidelity Money Market have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Select Money Market shareholders will recognize no gain or loss upon receiving Fidelity Money Market shares in exchange solely for Select Money Market shares;

(viii) The aggregate basis of the Fidelity Money Market shares received by a Select Money Market shareholder in the Reorganization will be the same as the aggregate basis of the Select Money Market shares surrendered by the Select Money Market shareholder in exchange therefor; and

(ix) A Select Money Market shareholder’s holding period for the Fidelity Money Market shares received by the Select Money Market shareholder in the Reorganization will include the holding period during which the Select Money Market shareholder held Select Money Market shares surrendered in exchange therefor, provided that the Select Money Market shareholder held such shares as a capital asset on the date of the Reorganization.

Shareholders of Select Money Market should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Select Money Market is a diversified series of Salem Street, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984. Fidelity Money Market is a diversified series of Hereford Street, an open-end management investment company organized as a Delaware statutory trust on November 18, 1999. Salem Street and Hereford Street are authorized to issue an unlimited number of shares of beneficial interest. Salem Street is a Massachusetts business trust and Hereford Street is a Delaware statutory trust but they have substantially similar governing documents.

The rights of the security holders of Salem Street under state law and the governing documents are expected to remain substantially unchanged as a result of the Reorganization with one exception. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, Delaware law provides that, except to the extent otherwise provided in the trust’s governing documents, shareholders of a Delaware statutory trust shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. As a result, if the Reorganization is approved, security holders of Salem Street will have limited personal liability under Delaware Law.

For more information regarding shareholder rights, please refer to the “Description of the Trust” section of the funds’ Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity Money Market Following the Reorganization

FMR does not expect Fidelity Money Market to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Fidelity Money Market’s management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity Money Market in their current capacities.

Capitalization

The following table shows the capitalization of Select Money Market, and Fidelity Money Market as of December 31, 2014, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. As of December 31, 2014 the net assets of Select Money Market was $4,056,778,881, or 166.8% of Fidelity Money Market.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Select Money Market(a)	$4,056,778,881	$1.00	4,055,129,984
Fidelity Money Market
Retail Class	$2,431,914,747	$1.00	2,430,923,449
Fidelity Money Market Pro Forma Combined Fund
Premium Class	$4,056,778,881	$1.00	4,055,129,984
Retail Class	$2,431,914,747	$1.00	2,430,923,449
(a)	Estimated proxy related costs of $1,579,000 will be fully reimbursed pursuant to FMR’s voluntary expense cap.

The table above assumes that the Reorganization occurred on December 31, 2014. The table is for information purposes only. No assurance can be given as to how many Fidelity Money Market shares will be received by shareholders of Select Money Market on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity Money Market that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Salem Street and Hereford Street at a meeting held on January 14, 2015. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Select Money Market and Fidelity Money Market and that the interests of existing shareholders of Select Money Market and Fidelity Money Market would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Select Money Market will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Salem Street may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Select Money Market unanimously recommends that shareholders vote IN FAVOR of the Reorganization by approving the Agreement.

FINANCIAL HIGHLIGHTS AND OTHER INFORMATION ABOUT THE FUNDS

Fidelity Money Market’s financial highlights for the fiscal year ended April 30, 2014 (audited), updated to include semi-annual data for the six month period ended October 31, 2014 (unaudited), are shown in the table below:

Financial Highlights

	Six months ended October 31,2014 (Unaudited)		Years ended April 30,
			2014		2013		2012		2011		2010
Selected Per–Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from Investment Operations
Net investment income (loss)	—	E	—	E	—	E	—	E	—	E	.002
Net realized and unrealized gain (loss)E	—		—		—		—		—		—

Total from investment operations	—	E	—	E	—	E	—	E	—	E	.002

Distributions from net investment income	—	E	—	E	—	E	—	E	—	E	(.002)
Distributions from net realized gain	—		—		—		—		—	E	—	E

Total distributions	—	E	—	E	—	E	—	E	—	E	(.002)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total ReturnB, C	.01%		.01%		.01%		.01%		.03%		.24%
Ratios to Average Net AssetsD
Expenses before reductions	.42	%A	.42%		.42%		.42%		.42%		.43%
Expenses net of fee waivers, if any	.24	%A	.25%		.36%		.37%		.41%		.43%
Expenses net of all reductions	.24	%A	.25%		.36%		.37%		.41%		.43%
Net investment income (loss)	.01	%A	.01%		.01%		.01%		.03%		.26%
Supplemental Data
Net assets, end of period (in millions)	$2,472		$2,601		$2,896		$3,388		$4,197		$6,457

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

E Amount represents less than $.001 per share.

Fidelity Money Market’s financial highlights should be read in conjunction with the financial statements audited by PricewaterhouseCoopers LLP contained in the fund’s Annual Report to Shareholders and the unaudited financial statements contained in the fund’s Semiannual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

Select Money Market’s financial highlights for the fiscal year ended February 28, 2014 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the fund’s Annual Report to Shareholders. The financial highlights are updated to include the corresponding semiannual data (unaudited) included in the Semiannual Report to Shareholders for the six month period ended August 31, 2014. Select Money Market’s updated financial highlights are incorporated herein by reference.

The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

PROPOSAL 3 (FIDELITY INVESTMENT GRADE BOND FUND AND SPARTAN U.S. BOND INDEX FUND ONLY)

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE“PROCEDURES TO  PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY”

Certain shareholders of Fidelity Investment Grade Bond Fund and Spartan U.S. Bond Index Fund (for purposes of Proposal 3 only, the Funds) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. The Funds are not responsible for the contents of the proposal or the supporting statements. The Funds will provide the names, addresses, and shareholdings (to the each Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the each Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS:

Fidelity has released no genocide-free investing policy to prevent investments in companies that contribute to genocide.

It may at any time increase such holdings or involve new mutual funds. As a result, individuals, through their mutual funds, may inadvertently invest in companies helping to fund genocide because of investment decisions made by Fidelity.

We believe that:

1)	Investors do not want their pensions and family savings connected to genocide.

a)	Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings connected to genocide.

b)	In the face of the most extreme human rights crises investment companies share responsibility, along with government, to act.

c)	In KRC Research’s 2010 study, 88% of respondents said they would like their mutual funds to be genocide-free.

d)	Millions of people have voted for shareholder proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition.

2)	This problem is particularly important to shareholders because Fidelity:

a)	Has, for years, been a large holder of PetroChina, which, through its closely related parent, China National Petroleum Company, is internationally recognized as the worst offender helping fund the Government of Sudan’s genocide in Darfur.

b)	Actively opposed earlier shareholder requests for genocide-free investing.

c)	Continued to buy shares of problem companies even after becoming aware of the investment’s connection to the Darfur genocide.

d)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

3)	A policy against investments in genocide must:

a)	Be clear and transparent.

b)	Apply today and to any future genocide.

c)	Prevent purchasing shares of companies known to substantially contribute to genocide.

d)	Require corrective action for existing problem investments. If the fund holds problem companies and can effectively influence their behavior, then time-limited engagement may be appropriate. If not, the problem investments should be sold.

4)	There are no sound financial, fiduciary, or legal reasons that prevent the fund from having a policy against investments in genocide, as TIAA-CREF demonstrated in 2009.

a)	Ample competitive investment choices exist, even with index funds.

b)	Avoiding a small number of problem companies need not have a significant effect on performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Even the most conservative legal concerns can be addressed by a small change to the prospectus.

d)	Management can easily obtain independent assessments of problem companies and their connection to genocide.

5)	Investor pressure can help influence foreign governments, as in South Africa. Similarly, divestment pressure on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

Statement of Opposition

The Funds’ Board of Trustees recommends that you vote AGAINST this proposal.

Fidelity, as investment adviser to each Fund, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of each Fund. In doing so, Fidelity is obligated to limit the Funds’ investments to holdings that are lawful under the laws of the United States. The Board of Trustees has procedures in place to review Fidelity’s performance as investment adviser to the Funds, including the Funds’ compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. FMR is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Board of Trustees recognizes and respects that investors, including those investing in these Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, have chosen to invest in these Funds based on its specific stated investment policies. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER INFORMATION ABOUT THE FUNDS (ALL PROPOSALS)

Voting Information

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trust’s Board of Trustees to be used at the Meeting. The purpose of the Meeting is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 16, 2015. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix G.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Each of the funds in the trust will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations.

Each of the funds in the trust (as applicable) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For a free copy of Select Money Market’s annual report for the fiscal year ended February 28, 2014 call 1-800-544-8544, visit www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

Record Date; Quorum; and Method of Tabulation

Shareholders of record as of the close of business on March 16, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held as of that date, with fractional dollar amounts entitled to a proportional fractional vote.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust’s receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2 and 3, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote FOR the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR a proposal (except for Proposal 3, with respect to which such shares will be voted AGAINST the proposal). Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of December 31, 2014, shares of each class of each fund issued and outstanding are indicated in Appendix H.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on December 31, 2014, to the knowledge of the trust, is detailed in Appendix I. Other than disclosed in Appendix I, to the knowledge of the trust and Hereford Street Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the fund. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 3 requires the affirmative vote of a majority of the shares voted in person or by proxy. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to each of Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes cast against the proposal.

Submission of Certain Shareholder Proposals

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

Other Business

The Board knows of no business other than the matter set forth in this Proxy Statement to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

MISCELLANEOUS

Legal Matters (Proposal 2 Only)

Certain legal matters in connection with the issuance of Fidelity Money Market shares have been passed upon by Dechert LLP, counsel to Hereford Street.

Experts (Proposal 2 Only)

The audited financial statements of Select Money Market and Fidelity Money Market are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement and have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the funds’ Annual Reports to Shareholders for the fiscal year ended February 28, 2014 (Select Money Market) and April 30, 2014 (Fidelity Money Market). The unaudited financial statements for Fidelity Money Market for the six-month period ended October 31, 2014 are also incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Salem Street Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem Street, Smithfield, RI, 02917, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit 1

FIXED INCOME AND ASSET ALLOCATION FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I.	Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II.	Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A.	Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B.	Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

1. The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

2. The Chair shall serve as Chair of the Operations Committee.

3. The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

4. At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

5. The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds and the asset allocation funds and certain funds advised by Strategic Advisers. The term “Funds” does not include The North Carolina Capital Management Trust or the Fidelity Funds overseen by the Board of Trustees of the Equity and High Income Funds (“Equity Funds Board”).

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6. The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C.	Meetings and Procedures of the Committee

1. The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

2. A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

3. The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

4. The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

5. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D.	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E.	Particular Actions of the Committee

The Committee will:

1. Periodically review Board and Committee procedures and Committee Charters.

2. Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

3. Monitor corporate governance matters and make recommendations to the Board.

4. Make recommendations on the frequency and structure of Board of Trustees meetings.

5. Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

6. Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

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7. Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

8. Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

9. Act as the administrative committee under the Retirement Plan for Non-Interested Person Trustees, Directors or General Partners (no presently-active Trustees will receive benefits under this plan).

10. Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

11. Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

12. Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

13. Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

14. Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

15. Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

16. Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F.	Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III.	Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

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A.	Identification of Candidates

The Committee will:

1. Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

2. Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

3. Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

4. Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

5. Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B.	Selection of the Chair, etc.

1. The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

2. A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

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Exhibit 2

Form of Agreement and Plan of Reorganization of Select Money Market (Proposal 2)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 16, 2015, by and between Fidelity Salem Street Trust, a Massachusetts business trust, on behalf of its series Money Market Portfolio (the Acquired Fund), and Fidelity Hereford Street Trust, a Delaware statutory trust, on behalf of its series Fidelity Money Market Fund (the Acquiring Fund). Fidelity Salem Street Trust and Fidelity Hereford Street Trust may be referred to herein collectively as the “Trusts” or each individually as a “Trust.” The Trusts are duly organized statutory trusts under the laws of the State of Delaware (Fidelity Hereford Street Trust) and the Commonwealth of Massachusetts (Fidelity Salem Street Trust) with their principal place of business at 245 Summer Street, Boston, Massachusetts 02210. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the “Funds” or each individually as the “Fund.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the “Reorganization.”

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquired Fund Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquired Fund dated January 29, 2015, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at February 28, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 28, 2014 and those incurred in the ordinary course of the Acquired Fund’s business as an investment company since February 28, 2014;

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(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Acquiring Fund Trust on Form N-14 relating to the shares of the Acquiring Fund issuable hereunder and the proxy statement of the Acquired Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund’s officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and non-assessable as a matter of Massachusetts law (except as disclosed in the Acquired Fund’s Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund’s portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund’s portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund.

2.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Fund Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquiring Fund Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquiring Fund, dated June 28, 2014, as supplemented, previously furnished to the Acquired Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

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(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at April 30, 2014, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended October 31, 2014. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund’s financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund’s results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2014 and those incurred in the ordinary course of the Acquiring Fund’s business as an investment company since April 30, 2014;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund’s officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on April 30, 2015 and its taxable year that includes the Closing Date;

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3.	REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund’s liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

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(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund’s liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders’ shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund’s Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds’ transfer agent opening accounts on the Acquiring Fund’s share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund’s books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

4.	VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

(e) If the difference between (i) the net asset value per share of either Fund computed using amortized cost valuation in accordance with paragraph (d) of this Section 4 and (ii) the net asset value per share of the same Fund using mark-to-market valuations as set forth in the Fund’s Procedures to Stabilize Money Market Fund Net Asset Value per Share Under Rule 2a-7 equals or exceeds $0.0025 as of the Valuation Time, then the Closing Date will be postponed until such time as the per share difference is less than $0.0025. Notwithstanding the immediately preceding sentence, the Boards of the Acquired Fund and the Acquiring Fund may determine in their discretion to proceed with the Closing on the Closing Date.

(f) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5.	FEES; EXPENSES.

(a) The Acquired Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement.

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(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.	CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 245 Summer Street, Boston, Massachusetts, as of the Valuation Time on November 6, 2015, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7.	SHAREHOLDER MEETING AND TERMINATION OF THE ACQUIRED FUND.

(a) The Acquired Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund.

(b) The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Acquired Fund Trust pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8.	CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND.

(a) That the Acquired Fund furnishes to the Acquiring Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquired Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That the Acquired Fund furnishes the Acquiring Fund with copies of the resolutions, certified by an authorized officer of the Acquired Fund Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund’s investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That the Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security’s adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its Treasurer or Assistant Treasurer;

(e) That the Acquired Fund’s custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund’s assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian’s knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquired Fund’s transfer agent shall deliver to the Acquiring Fund at the Closing a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

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(g) That the Acquired Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of the Acquired Fund;

(h) That the Acquired Fund delivers to the Acquiring Fund a certificate of an authorized officer of the Acquired Fund Trust, dated as of the Closing Date, that there has been no material adverse change in the Acquired Fund’s financial position since February 28, 2014, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9.	CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Acquiring Fund Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That the Acquiring Fund furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquiring Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund’s Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10.	CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, and including “no action” positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

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(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12.	TERMINATION; WAIVER.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13.	SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund; provided, however, that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

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(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund’s shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund’s Amended and Restated Trust Instrument is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund’s Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

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ATTACHMENT 1

INFORMATION RELATING TO PREMIUM CLASS OF MONEY MARKET (PROPOSAL 2)

Investment Details

Investment Objective

Fidelity Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Adviser invests the fund’s assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Adviser also may enter into reverse repurchase agreements for the fund.

The Adviser will invest more than 25% of the fund’s total assets in the financial services industries.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund’s investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security’s maturity. Money market securities include bank certificates of deposit, bankers’ acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect the fund’s performance. The fund’s yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund’s investments could cause the fund’s share price to decrease.

The following factors can significantly affect the fund’s performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks.

Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

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In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund’s assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund’s yield and may prevent the fund from achieving its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Valuing Shares

The fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund’s portfolio instruments are open, and the fund’s management believes there is an adequate market to meet purchase and redemption requests.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund’s assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund’s assets are traded in other markets on days when the fund is not open for business, the value of the fund’s assets may be affected on those days. In addition, trading in some of the fund’s assets may not occur on days when the fund is open for business.

A fund’s assets are valued on the basis of amortized cost.

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term “shares” generally refers to the shares offered through this prospectus.

General Information

Fidelity Investments was established in 1946 to manage one of America’s first mutual funds. Today, Fidelity is one of the world’s largest providers of financial services.

In addition to its mutual fund business, the company operates one of America’s leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity’s web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

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You should include the following information with any order:

•	Your name

•	Your account number

•	Type of transaction requested

•	Name(s) of fund(s) and class(es)

•	Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Buying Shares

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which Fidelity serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

•	When you wish to sell more than $100,000 worth of shares.

•	When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.

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•	When you are requesting that redemption proceeds be paid to someone other than the account owner.

In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtaina signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

•	If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.

•	Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

•	Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

•	If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.

•	You will not receive interest on amounts represented by uncashed redemption checks.

•	If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.

•	Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Premium Class shareholder, you have the privilege of exchanging Premium Class shares for Premium Class shares of other Fidelity funds, or if the Fidelity fund does not offer Premium Class shares, then other classes of the Fidelity fund that are available.

However, you should note the following policies and restrictions governing exchanges:

•	The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.

•	The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser’s judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

•	Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.

•	The shares you are acquiring by exchange must be available for sale in your state.

•	Exchanges may have tax consequences for you.

•	If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

•	Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

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The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund’s prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

You can use electronic funds transfer to:

•	Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

•	Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting

To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, and certain transactions in the fund that are followed by a monthly account statement).

Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity’s web site. To participate in Fidelity’s electronic delivery program, call Fidelity or visit Fidelity’s web site for more information.

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You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $10,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Investment Only Retirement accounts) for any reason and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days’ notice to reestablish the minimum balance.

Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

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2. Cash Option. Any dividends and capital gain distributions will be paid in cash.

3. Directed DividendsR Option. Any dividends will be automatically invested in shares of another identically registered Fidelity fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity’s web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund’s distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because the fund’s income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund’s shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of Premium Class shares. These payments are described in more detail in this section and in the statement of additional information (SAI).

Premium Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Premium Class shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Premium Class shares.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Premium Class’s assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

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No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

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APPENDIX A

LIST OF FUNDS (ALL PROPOSALS)

Fidelity Salem Street Trust

Fidelity Conservative Income Bond Fund

Fidelity Corporate Bond Fund

Fidelity Global Strategies Fund

Fidelity Inflation-Protected Bond Fund

Fidelity Intermediate Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Municipal Income 2015 Fund

Fidelity Municipal Income 2017 Fund

Fidelity Municipal Income 2019 Fund

Fidelity Municipal Income 2021 Fund

Fidelity Municipal Income 2023 Fund

Fidelity Series 1000 Value Index Fund

Fidelity Series Global ex U.S. Index Fund

Fidelity Series Inflation-Protected Bond Index Fund

Fidelity Series Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Fidelity Strategic Dividend & Income Fund

Fidelity Strategic Real Return Fund

Fidelity Tax-Free Bond Fund

Money Market Portfolio

Spartan Emerging Markets Index Fund

Spartan Global ex U.S. Index Fund

Spartan Inflation-Protected Bond Index Fund

Spartan Intermediate Treasury Bond Index Fund

Spartan Long-Term Treasury Bond Index Fund

Spartan Mid Cap Index Fund

Spartan Real Estate Index Fund

Spartan Short-Term Treasury Bond Index Fund

Spartan Small Cap Index Fund

Spartan U.S. Bond Index Fund

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APPENDIX B

FISCAL YEAR END FOR EACH FUND (ALL PROPOSALS)

January 31

Fidelity Series 1000 Value Index Fund

Fidelity Tax-Free Bond Fund

February 28

Money Market Portfolio

Spartan Intermediate Treasury Bond Index Fund

Spartan Long-Term Treasury Bond Index Fund

Spartan Short-Term Treasury Bond Index Fund

March 31

Fidelity Inflation-Protected Bond Fund

April 30

Spartan Mid Cap Index Fund

Spartan Small Cap Index Fund

May 31

Fidelity Global Strategies Fund

June 30

Fidelity Municipal Income 2015 Fund

Fidelity Municipal Income 2017 Fund

Fidelity Municipal Income 2019 Fund

Fidelity Municipal Income 2021 Fund

Fidelity Municipal Income 2023 Fund

July 31

Spartan Real Estate Index Fund

August 31

Fidelity Corporate Bond Fund

Fidelity Conservative Income Bond Fund

Fidelity Intermediate Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Series Investment Grade Bond Fund

Fidelity Short-Term Bond Fund

Spartan U.S. Bond Index Fund

September 30

Fidelity Strategic Real Return Fund

October 31

Fidelity Series Global ex U.S. Index Fund

Spartan Emerging Markets Index Fund

Spartan Global ex U.S. Index Fund

November 30

Fidelity Strategic Dividend & Income Fund

December 31

Fidelity Series Inflation-Protected Bond Index Fund

Spartan Inflation-Protected Bond Index Fund

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APPENDIX C

NUMBER OF BOARD OF TRUSTEES AND STANDING COMMITTEE MEETINGS (PROPOSAL 1)

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund’s last fiscal year. See Appendix B for each fund’s fiscal year end.

Fiscal Year End	Number of Meetings
	Board of Trustees	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
1/31/2014	11	15	4	3	8
2/28/2014	10	13	4	3	8
3/31/2014	10	12	4	4	8
4/30/2014	10	12	5	4	8
5/31/2014	10	11	5	4	8
6/30/2014	10	11	5	4	8
7/31/2014	10	11	5	4	8
8/31/2014	9	11	5	4	8
9/30/2014	9	11	5	5	8
10/31/2014	9	11	5	5	8
11/30/2014	9	11	5	5	8
12/31/2014	8	11	5	5	8

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APPENDIX D

NOMINEE OWNERSHIP OF FUND SHARES (PROPOSAL 1)

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	James C. Curvey	Abigail P. Johnson
Fidelity Conservative Income Bond Fund	none	none
Fidelity Corporate Bond Fund	none	none
Fidelity Global Strategies Fund	none	none
Fidelity Inflation-Protected Bond Fund	none	none
Fidelity Intermediate Bond Fund	none	none
Fidelity Investment Grade Bond Fund	none	none
Fidelity Municipal Income 2015 Fund	none	none
Fidelity Municipal Income 2017 Fund	none	none
Fidelity Municipal Income 2019 Fund	none	none
Fidelity Municipal Income 2021 Fund	none	none
Fidelity Municipal Income 2023 Fund	none	none
Fidelity Series 1000 Value Index Fund	none	none
Fidelity Series Global ex U.S. Index Fund	none	none
Fidelity Series Inflation-Protected Bond Index Fund	none	none
Fidelity Series Investment Grade Bond Fund	none	none
Fidelity Short-Term Bond Fund	none	none
Fidelity Strategic Dividend & Income Fund	none	none
Fidelity Strategic Real Return Fund	none	none
Fidelity Tax-Free Bond Fund	none	none
Money Market Portfolio	none	none
Spartan Emerging Markets Index Fund	over $100,000	none
Spartan Global ex U.S. Index Fund	none	over $100,000
Spartan Inflation-Protected Bond Index Fund	none	none
Spartan Intermediate Treasury Bond Index Fund	none	none
Spartan Long-Term Treasury Bond Index Fund	none	none
Spartan Mid Cap Index Fund	none	none
Spartan Real Estate Index Fund	none	none
Spartan Short-Term Treasury Bond Index Fund	none	none
Spartan Small Cap Index Fund	none	none
Spartan U.S. Bond Index Fund	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Conservative Income Bond Fund	none	none	none	$50,001 - $100,000
Fidelity Corporate Bond Fund	none	none	none	none
Fidelity Global Strategies Fund	none	none	over $100,000	over $100,000
Fidelity Inflation-Protected Bond Fund	none	none	none	none
Fidelity Intermediate Bond Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none	over $100,000
Fidelity Municipal Income 2015 Fund	none	none	none	none
Fidelity Municipal Income 2017 Fund	over $100,000	none	none	none
Fidelity Municipal Income 2019 Fund	none	none	none	none
Fidelity Municipal Income 2021 Fund	none	none	none	none
Fidelity Municipal Income 2023 Fund	none	none	none	none
Fidelity Series 1000 Value Index Fund	none	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none	none
Fidelity Series Inflation-Protected Bond Index Fund	none	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none	none
Fidelity Short-Term Bond Fund	$50,001 - $100,000	none	none	$50,001 - $100,000
Fidelity Strategic Dividend & Income Fund	none	none	none	none
Fidelity Strategic Real Return Fund	none	none	$10,001 - $50,000	none
Fidelity Tax-Free Bond Fund	none	none	none	none
Money Market Portfolio	none	none	none	none
Spartan Emerging Markets Index Fund	none	none	none	none
Spartan Global ex U.S. Index Fund	none	none	none	none
Spartan Inflation-Protected Bond Index Fund	none	none	none	$50,001 - $100,000
Spartan Intermediate Treasury Bond Index Fund	none	none	none	none
Spartan Long-Term Treasury Bond Index Fund	none	none	none	none
Spartan Mid Cap Index Fund	none	none	none	none
Spartan Real Estate Index Fund	none	none	none	none
Spartan Short-Term Treasury Bond Index Fund	none	none	none	none
Spartan Small Cap Index Fund	none	none	none	none
Spartan U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES AS OF December 31, 2014	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Conservative Income Bond Fund	none	none	none	none
Fidelity Corporate Bond Fund	none	over $100,000	none	none
Fidelity Global Strategies Fund	none	none	over $100,000	none
Fidelity Inflation-Protected Bond Fund	none	none	over $100,000	none
Fidelity Intermediate Bond Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none	none
Fidelity Municipal Income 2015 Fund	none	none	none	none
Fidelity Municipal Income 2017 Fund	none	none	none	none
Fidelity Municipal Income 2019 Fund	none	none	none	none
Fidelity Municipal Income 2021 Fund	none	none	none	none
Fidelity Municipal Income 2023 Fund	none	none	none	none
Fidelity Series 1000 Value Index Fund	none	none	none	none
Fidelity Series Global ex U.S. Index Fund	none	none	none	none
Fidelity Series Inflation-Protected Bond Index Fund	none	none	none	none
Fidelity Series Investment Grade Bond Fund	none	none	none	none
Fidelity Short-Term Bond Fund	none	none	none	none
Fidelity Strategic Dividend & Income Fund	none	none	none	none
Fidelity Strategic Real Return Fund	none	none	none	none
Fidelity Tax-Free Bond Fund	none	none	over $100,000	none
Money Market Portfolio	none	none	none	none
Spartan Emerging Markets Index Fund	none	none	none	none
Spartan Global ex U.S. Index Fund	none	none	none	none
Spartan Inflation-Protected Bond Index Fund	none	none	none	none
Spartan Intermediate Treasury Bond Index Fund	none	none	none	none
Spartan Long-Term Treasury Bond Index Fund	none	none	none	none
Spartan Mid Cap Index Fund	none	none	none	none
Spartan Real Estate Index Fund	none	none	none	none
Spartan Short-Term Treasury Bond Index Fund	none	none	none	none
Spartan Small Cap Index Fund	none	none	none	none
Spartan U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

APPENDIX E

TRUSTEE COMPENSATION (PROPOSAL 1)

The following table sets forth information describing the compensation of each Trustee for his or her services for each fund for the fund’s last fiscal year, or the calendar year ended December 31, 2014, as applicable. Each fund’s fiscal year end is provided in Appendix B.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler[2]	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Conservative Income Bond Fund	$1,544	$0	$1,932	$1,552
Fidelity Corporate Bond Fund	$344	$0	$430	$347
Fidelity Global Strategies Fund	$170	$0	$212	$171
Fidelity Inflation-Protected Bond Fund	$1,226	$0	$1,515	$1,224
Fidelity Intermediate Bond FundB	$1,499	$0	$1,874	$1,508
Fidelity Investment Grade Bond FundC	$2,600	$0	$3,252	$2,617
Fidelity Municipal Income 2015 Fund	$41	$0	$51	$41
Fidelity Municipal Income 2017 Fund	$28	$0	$35	$28
Fidelity Municipal Income 2019 Fund	$19	$0	$23	$19
Fidelity Municipal Income 2021 Fund	$17	$0	$21	$17
Fidelity Municipal Income 2023 Fund	$6	$0	$7	$6
Fidelity Series 1000 Value Index Fund+	$1,252	$0	$1,566	$1,252
Fidelity Series Global ex U.S. Index Fund	$968	$0	$1,209	$968
Fidelity Series Inflation-Protected Bond Index Fund	$524	$59	$656	$524
Fidelity Series Investment Grade Bond Fund	$10,624	$0	$13,282	$10,697
Fidelity Short-Term Bond Fund	$3,661	$0	$4,578	$3,686
Fidelity Strategic Dividend & Income Fund	$1,765	$50	$2,207	$1,765
Fidelity Strategic Real Return Fund	$581	$0	$727	$581
Fidelity Tax-Free Bond Fund	$1,034	$0	$1,281	$1,038
Money Market Portfolio	$2,257	$0	$2,808	$2,265
Spartan Emerging Markets Index Fund	$116	$0	$144	$116
Spartan Global ex U.S. Index Fund	$247	$0	$308	$247
Spartan Inflation-Protected Bond Index Fund	$65	$10	$82	$65
Spartan Intermediate Treasury Bond Index Fund	$512	$0	$636	$513
Spartan Long-Term Treasury Bond Index Fund	$153	$0	$190	$153
Spartan Mid Cap Index Fund	$180	$0	$224	$181
Spartan Real Estate Index Fund	$85	$0	$106	$85
Spartan Short-Term Treasury Bond Index Fund	$330	$0	$411	$331
Spartan Small Cap Index Fund	$238	$0	$297	$239
Spartan U.S. Bond Index FundD	$7,362	$0	$9,209	$7,406
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$46,361	$498,000	$398,000

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles
Fidelity Conservative Income Bond Fund	$1,544	$1,544	$1,668	$1,746
Fidelity Corporate Bond Fund	$344	$344	$372	$390
Fidelity Global Strategies Fund	$170	$170	$184	$192
Fidelity Inflation-Protected Bond Fund	$1,226	$1,216	$1,313	$1,378
Fidelity Intermediate Bond FundB	$1,499	$1,499	$1,621	$1,696
Fidelity Investment Grade Bond FundC	$2,600	$2,600	$2,812	$2,943
Fidelity Municipal Income 2015 Fund	$41	$41	$44	$46
Fidelity Municipal Income 2017 Fund	$28	$28	$30	$32
Fidelity Municipal Income 2019 Fund	$19	$19	$20	$21
Fidelity Municipal Income 2021 Fund	$17	$17	$18	$19
Fidelity Municipal Income 2023 Fund	$6	$6	$6	$7
Fidelity Series 1000 Value Index Fund+	$1,252	$1,252	$1,346	$1,409
Fidelity Series Global ex U.S. Index Fund	$968	$968	$1,040	$1,089
Fidelity Series Inflation-Protected Bond Index Fund	$524	$524	$563	$590
Fidelity Series Investment Grade Bond Fund	$10,624	$10,624	$11,495	$12,026
Fidelity Short-Term Bond Fund	$3,661	$3,661	$3,961	$4,144
Fidelity Strategic Dividend & Income Fund	$1,765	$1,765	$1,898	$1,986
Fidelity Strategic Real Return Fund	$581	$581	$625	$654
Fidelity Tax-Free Bond Fund	$1,045	$1,027	$1,107	$1,170
Money Market Portfolio	$2,282	$2,241	$2,418	$2,559
Spartan Emerging Markets Index Fund	$116	$116	$124	$130
Spartan Global ex U.S. Index Fund	$247	$247	$265	$277
Spartan Inflation-Protected Bond Index Fund	$65	$65	$70	$73
Spartan Intermediate Treasury Bond Index Fund	$518	$508	$548	$580
Spartan Long-Term Treasury Bond Index Fund	$155	$152	$163	$173
Spartan Mid Cap Index Fund	$180	$180	$194	$203
Spartan Real Estate Index Fund	$85	$85	$92	$96
Spartan Short-Term Treasury Bond Index Fund	$334	$328	$354	$374
Spartan Small Cap Index Fund	$238	$238	$257	$268
Spartan U.S. Bond Index FundD	$7,362	$7,362	$7,960	$8,329

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$398,000	$398,000	$428,000	$448,000

[1]	Abigail P. Johnson and James C. Curvey are interested persons and are compensated by Fidelity.
[2]	Effective November 20, 2014, Mr. Engler serves as a Member of the Board of Trustees of Fidelity Salem Street Trust.
+	Estimated for the fund’s first full year.
A	Reflects compensation received for the calendar year ended December 31, 2014 for 233 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.

B	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $1,223; and Michael E. Kenneally, $815.
C	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $2,122; and Michael E. Kenneally, $1,415.
D	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Robert F. Gartland, $6,013; and Michael E. Kenneally, $4,009.

APPENDIX F

FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 1)

The following tables provide the fees billed by PwC and Deloitte for services rendered to each fund during each fund’s last two fiscal years. Each fund’s fiscal year end is provided in Appendix B.

2014A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund[1]	$50,000	$—	$5,800	$1,300
Fidelity Corporate Bond Fund[2]	$76,000	$—	$6,400	$1,900
Fidelity Global Strategies Fund[1]	$43,000	$—	$6,700	$4,800
Fidelity Inflation-Protected Bond Fund[1]	$48,000	$—	$5,800	$—
Fidelity Intermediate Bond Fund[1]	$153,000	$—	$5,800	$1,300
Fidelity Investment Grade Bond Fund[2]	$103,000	$—	$7,600	$3,700
Fidelity Municipal Income 2015 Fund[1]	$37,000	$—	$4,700	$600
Fidelity Municipal Income 2017 Fund[1]	$37,000	$—	$4,700	$600
Fidelity Municipal Income 2019 Fund[1]	$37,000	$—	$4,900	$600
Fidelity Municipal Income 2021 Fund[1]	$37,000	$—	$4,900	$600
Fidelity Municipal Income 2023 Fund[1]	$37,000	$—	$4,900	$600
Fidelity Series 1000 Value Index Fund[1]	$39,000	$—	$6,100	$100
Fidelity Series Global ex U.S. Index Fund[1]	$44,000	$—	$5,800	$1,100
Fidelity Series Investment Grade Bond Fund[2]	$114,000	$—	$7,300	$10,000
Fidelity Short-Term Bond Fund[2]	$112,000	$—	$7,100	$4,500
Fidelity Strategic Dividend & Income Fund[2]	$70,000	$—	$6,100	$3,000
Fidelity Strategic Real Return Fund[1]	$172,000	$—	$5,300	$900
Fidelity Tax-Free Bond Fund[1]	$36,000	$—	$4,700	$1,000
Money Market Portfolio[2]	$37,000	$—	$2,100	$3,400
Spartan Emerging Markets Index Fund[1]	$45,000	$—	$6,900	$700
Spartan Global ex U.S. Index Fund[1]	$55,000	$—	$6,100	$700
Spartan Intermediate Treasury Bond Index Fund[2]	$71,000	$—	$3,300	$1,900
Spartan Long-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,600
Spartan Mid Cap Index Fund[1]	$41,000	$—	$4,700	$600
Spartan Real Estate Index Fund[1]	$38,000	$—	$5,800	$600
Spartan Short-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,700
Spartan Small Cap Index Fund[1]	$45,000	$—	$4,700	$700
Spartan U.S. Bond Index Fund[2]	$103,000	$—	$6,700	$7,400

A	Amounts may reflect rounding.
B	Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
[1]	Deloitte serves as Registered Public Accounting Firm.
[2]	PwC serves as Registered Public Accounting Firm.

2013A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund[1]	$51,000	$—	$5,800	$900
Fidelity Corporate Bond Fund[2]	$77,000	$—	$3,300	$1,800
Fidelity Global Strategies Fund[1]	$44,000	$—	$7,900	$400
Fidelity Inflation-Protected Bond Fund[1]	$49,000	$—	$5,800	$1,000
Fidelity Intermediate Bond Fund[1]	$154,000	$—	$5,800	$1,100
Fidelity Investment Grade Bond Fund[2]	$106,000	$—	$4,600	$3,900
Fidelity Municipal Income 2015 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2017 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2019 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2021 Fund[1]	$38,000	$—	$4,700	$400
Fidelity Municipal Income 2023 Fund[1]	$29,000	$—	$5,600	$100
Fidelity Series 1000 Value Index Fund[1]	$—	$—	$—	$—
Fidelity Series Global ex U.S. Index Fund[1]	$44,000	$—	$5,800	$700
Fidelity Series Inflation-Protected Bond Index Fund[1]	$48,000	$—	$5,800	$2,000
Fidelity Series Investment Grade Bond Fund[2]	$121,000	$—	$4,600	$11,200
Fidelity Short-Term Bond Fund[2]	$115,000	$—	$4,600	$4,900
Fidelity Strategic Dividend & Income Fund[2]	$72,000	$—	$5,600	$2,800
Fidelity Strategic Real Return Fund[1]	$173,000	$—	$6,000	$700
Fidelity Tax-Free Bond Fund[1]	$36,000	$—	$4,700	$700
Money Market Portfolio[2]	$38,000	$—	$2,100	$3,900
Spartan Emerging Markets Index Fund[1]	$45,000	$—	$6,900	$500
Spartan Global ex U.S. Index Fund[1]	$46,000	$—	$5,800	$500
Spartan Inflation-Protected Bond Index Fund[2]	$33,000	$—	$2,300	$—
Spartan Intermediate Treasury Bond Index Fund[2]	$73,000	$—	$3,300	$2,000
Spartan Long-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,700
Spartan Mid Cap Index Fund[1]	$41,000	$—	$4,700	$400
Spartan Real Estate Index Fund[1]	$39,000	$—	$5,800	$500
Spartan Short-Term Treasury Bond Index Fund[2]	$70,000	$—	$3,300	$1,800
Spartan Small Cap Index Fund[1]	$46,000	$—	$4,700	$400
Spartan U.S. Bond Index Fund[2]	$107,000	$—	$4,600	$7,700

A	Amounts may reflect rounding.
B	Fidelity Municipal Income 2023 Fund commenced operations on April 23, 2013. Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
[1]	Deloitte serves as Registered Public Accounting Firm.
[2]	PwC serves as Registered Public Accounting Firm.

2012A, B	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Series Inflation-Protected Bond Index Fund[1]	$53,000	$—	$5,700	$1,500
Spartan Inflation-Protected Bond Index Fund[2]	$31,000	$—	$2,200	$—

A	Amounts may reflect rounding.
B	Spartan Inflation-Protected Bond Index Fund commenced operations on May 16, 2012.
[1]	Deloitte serves as Registered Public Accounting Firm.
[2]	PwC serves as Registered Public Accounting Firm.

The following table provides the fees billed by Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds in each fund’s last two fiscal years.

2014A	Audit- Related Fees	Tax Fees	All Other Fees
October 31	$150,000	$—	$590,000
September 30	$150,000	$—	$745,000
August 31	$150,000	$—	$740,000
July 31	$355,000	$—	$745,000
June 30	$355,000	$—	$745,000
May 31	$560,000	$—	$695,000
April 30	$765,000	$—	$695,000
March 31	$765,000	$—	$700,000
January 31C	$765,000	$—	$795,000

2013A, B	Audit- Related Fees	Tax Fees	All Other Fees
October 31	$1,010,000	$—	$800,000
September 30	$1,115,000	$—	$705,000
August 31	$1,115,000	$—	$765,000
July 31	$915,000	$—	$765,000
June 30	$915,000	$—	$990,000
May 31	$915,000	$—	$990,000
April 30	$910,000	$—	$1,270,000
March 31	$910,000	$—	$1,270,000
January 31C	$910,000	$—	$735,000
December 31	$765,000	$—	$795,000

2012A	Audit- Related Fees	Tax Fees	All Other Fees
December 31	$910,000	$—	$955,000

A	Amounts may reflect rounding.
B	Fidelity Municipal Income 2023 Fund commenced operations on April 23, 2013. Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
C	May include amounts billed prior to the Fidelity Series 1000 Value Index Fund’s commencement of operations.

The following table provides the fees billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting in each fund’s last two fiscal years.

2014A	Audit- Related Fees	Tax Fees	All Other Fees
August 31	$4,935,000	$—	$20,000
February 28	$4,970,000	$—	$50,000
November 30	$5,185,000	$—	$—

2013A	Audit- Related Fees	Tax Fees	All Other Fees
August 31	$5,335,000	$—	$30,000
February 28	$4,755,000	$—	$—
December 31	$4,920,000	$—	$50,000
November 30	$4,860,000	$—	$50,000

2012A, B	Audit- Related Fees	Tax Fees	All Other Fees
December 31	$4,805,000	$—	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Spartan Inflation-Protected Bond Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

The following table shows the aggregate non-audit fees billed by Deloitte for services rendered to the funds and any Fund Service Provider in each fund’s last two fiscal years.

2014A	Aggregate Non-Audit Fees
October 31	$1,845,000
September 30	$1,965,000
August 31	$1,865,000
July 31	$1,940,000
June 30	$1,840,000
May 31	$1,380,000
April 30	$1,585,000
March 31	$1,510,000
January 31C	$1,695,000

2013A, B	Aggregate Non-Audit Fees
October 31	$1,940,000
September 30	$1,935,000
August 31	$1,990,000
July 31	$1,780,000
June 30	$2,025,000
May 31	$2,005,000
April 30	$2,280,000
March 31	$2,280,000
January 31C	$1,675,000
December 31	$1,690,000

2012A	Aggregate Non-Audit Fees
December 31	$1,900,000

A	Amounts may reflect rounding.
B	Fidelity Municipal Income 2023 Fund commenced operations on April 23, 2013. Fidelity Series 1000 Value Index Fund commenced operations on November 7, 2013.
C	May include amounts billed prior to the Fidelity Series 1000 Value Index Fund’s commencement of operations.

The following table shows the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider in each funds last two fiscal years. For the funds with fiscal years ending December 31, the table provides the fees billed by PwC in 2013 and 2012; for all other fiscal year ends, the table provides the fees billed by PwC in 2014 and 2013. Each fund’s fiscal year end is provided in Appendix B.

2014A	Aggregate Non-Audit Fees
August 31	$6,130,000
February 28	$5,505,000
November 30	$6,490,000

2013A	Aggregate Non-Audit Fees
August 31	$6,230,000
February 28	$5,425,000
December 31	$5,520,000
November 30	$5,450,000

2012A, B	Aggregate Non-Audit Fees
December 31	$5,615,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Spartan Inflation-Protected Bond Index Fund’s commencement of operations.

APPENDIX G

COST OF SOLICITATION SERVICES (ALL PROPOSALS)

	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Conservative Income Bond Fund
Fidelity Corporate Bond Fund
Fidelity Global Strategies Fund
Fidelity Inflation-Protected Bond Fund
Fidelity Intermediate Bond Fund
Fidelity Investment Grade Bond Fund
Fidelity Municipal Income 2015 Fund
Fidelity Municipal Income 2017 Fund
Fidelity Municipal Income 2019 Fund
Fidelity Municipal Income 2021 Fund
Fidelity Municipal Income 2023 Fund
Fidelity Series 1000 Value Index Fund
Fidelity Series Global ex U.S. Index Fund
Fidelity Series Inflation-Protected Bond Index Fund
Fidelity Series Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Fidelity Strategic Dividend & Income Fund
Fidelity Strategic Real Return Fund
Fidelity Tax-Free Bond Fund
Money Market Portfolio
Spartan Emerging Markets Index Fund
Spartan Global ex U.S. Index Fund
Spartan Inflation-Protected Bond Index Fund
Spartan Intermediate Treasury Bond Index Fund
Spartan Long-Term Treasury Bond Index Fund
Spartan Mid Cap Index Fund
Spartan Real Estate Index Fund
Spartan Short-Term Treasury Bond Index Fund
Spartan Small Cap Index Fund
Spartan U.S. Bond Index Fund

G-1

APPENDIX H

FUND SHARES ISSUED AND OUTSTANDING (ALL PROPOSALS)

Number of Shares Outstanding as of December 31, 2014
Fidelity Salem Street Trust

Fidelity Conservative Income Bond Fund
Fidelity Corporate Bond Fund
Fidelity Global Strategies Fund
Fidelity Inflation-Protected Bond Fund
Fidelity Intermediate Bond Fund
Fidelity Investment Grade Bond Fund
Fidelity Municipal Income 2015 Fund
Fidelity Municipal Income 2017 Fund
Fidelity Municipal Income 2019 Fund
Fidelity Municipal Income 2021 Fund
Fidelity Municipal Income 2023 Fund
Fidelity Series 1000 Value Index Fund
Fidelity Series Global ex U.S. Index Fund
Fidelity Series Inflation-Protected Bond Index Fund
Fidelity Series Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Fidelity Strategic Dividend & Income Fund
Fidelity Strategic Real Return Fund
Fidelity Tax-Free Bond Fund
Money Market Portfolio
Spartan Emerging Markets Index Fund
Spartan Global ex U.S. Index Fund
Spartan Inflation-Protected Bond Index Fund
Spartan Intermediate Treasury Bond Index Fund
Spartan Long-Term Treasury Bond Index Fund
Spartan Mid Cap Index Fund
Spartan Real Estate Index Fund
Spartan Short-Term Treasury Bond Index Fund
Spartan Small Cap Index Fund
Spartan U.S. Bond Index Fund

Fidelity Hereford Street Trust

Fidelity Money Market Fund

H-1

APPENDIX I

RECORD AND/OR BENEFICIAL OWNERSHIP (ALL PROPOSALS)

December 31, 2014

	Owner Name	City	State	Ownership %
Fidelity Salem Street Trust Fidelity Conservative Income Bond Fund
Fidelity Corporate Bond Fund
Fidelity Global Strategies Fund
Fidelity Inflation-Protected Bond Fund
Fidelity Intermediate Bond Fund
Fidelity Investment Grade Bond Fund
Fidelity Municipal Income 2015 Fund
Fidelity Municipal Income 2017 Fund
Fidelity Municipal Income 2019 Fund
Fidelity Municipal Income 2021 Fund
Fidelity Municipal Income 2023 Fund
Fidelity Series 1000 Value Index Fund
Fidelity Series Global ex U.S. Index Fund
Fidelity Series Inflation-Protected Bond Index Fund
Fidelity Series Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Fidelity Strategic Dividend & Income Fund
Fidelity Strategic Real Return Fund
Fidelity Tax-Free Bond Fund
Money Market Portfolio
Spartan Emerging Markets Index Fund
Spartan Global ex U.S. Index Fund
Spartan Inflation-Protected Bond Index Fund
Spartan Intermediate Treasury Bond Index Fund
Spartan Long-Term Treasury Bond Index Fund
Spartan Mid Cap Index Fund
Spartan Real Estate Index Fund
Spartan Short-Term Treasury Bond Index Fund
Spartan Small Cap Index Fund
Spartan U.S. Bond Index Fund

Fidelity Hereford Street Trust

Fidelity Money Market Fund

I-1

Fidelity is a registered service mark of FMR LLC. © 2015 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

1.9863596.100

FSAST-PXS-0315

Form of Proxy Card: all funds in Fidelity Salem Street Trust

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267–3023		of additional mailings.

Vote by Internet, Touch–Tone Telephone, or Mail!

		LOG–ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on–screen instructions.

		CALL:	To vote by phone call toll–free 1–877–296–4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] PROXY SOLICITED BY THE TRUSTEES	[Client Code prints here]

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 2:00 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Elizabeth S. Acton (02) James C. Curvey (03) John Engler (04) Albert R. Gamper, Jr. (05) Robert F. Gartland	(06) Abigail P. Johnson (07) Arthur E. Johnson (08) Michael E. Kenneally (09) James H. Keyes (10) Marie L. Knowles

		FOR	AGAINST	ABSTAIN

2.	For Money Market Portfolio only, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Money Market Portfolio to Fidelity Money Market Fund in exchange solely for shares of beneficial interest of Fidelity Money Market Fund and the assumption by Fidelity Money Market Fund of Money Market Portfolio’s liabilities, in complete liquidation of Money Market Portfolio.	☐	☐	☐

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

3.	For Fidelity Investment Grade Bond Fund and Spartan U.S. Bond Index Fund only, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide crimes or crimes against humanity.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of Proxy Card:     all funds in Fidelity Salem Street Trust

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267–3023	of additional mailings.–

	LOG–ON:	Vote on the internet at www.2votemyproxy.com and follow the on–screen instructions.
	CALL:	To vote by phone call toll–free 1–800–991–5630 and follow the recorded instructions.
[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Elizabeth S. Acton, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 2:00 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

1.	To elect a Board of Trustees:

(01) Elizabeth S. Acton (02) James C. Curvey (03) John Engler (04) Albert R. Gamper, Jr. (05) Robert F. Gartland	(06) Abigail P. Johnson (07) Arthur E. Johnson (08) Michael E. Kenneally (09) James H. Keyes (10) Marie L. Knowles	FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

		FOR	AGAINST	ABSTAIN

2.	For Money Market Portfolio only, to approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Money Market Portfolio to Fidelity Money Market Fund in exchange solely for shares of beneficial interest of Fidelity Money Market Fund and the assumption by Fidelity Money Market Fund of Money Market Portfolio’s liabilities, in complete liquidation of Money Market Portfolio.	☐	☐	☐

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

3.	For Fidelity Investment Grade Bond Fund and Spartan U.S. Bond Index Fund only, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide crimes or crimes against humanity.	☐	☐	☐

PLEASE SIGN ON REVERSE SIDE	[proxy card code to be inserted by tabulator]